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ESG RE LIMITED
16 Church Street
Hamilton, HM 11
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

Time	9:00 a.m. Monday, May 6, 2002
Place	Hotel Ritz Plaza de la Lealtad, 5, Madrid, Spain
Items of Business	(1)
To elect one Class 1 director to serve until the 2004 Annual General Meeting of shareholders and two Class 2 directors to serve until the 2005 Annual General Meeting of shareholders, to hold office until their successors are duly elected and qualified.
	(2)	To ratify the appointment of Deloitte & Touche as ESG's independent auditors for the ensuing year ending with the 2003 Annual General Meeting of Shareholders.
	(3)	To approve the ESG 2002 Stock Incentive Plan.
	(4)	To vote on a shareholder proposal recommending the adoption of a performance-based senior executive compensation system.
	(5)	To transact such other business as may properly come before the meeting and any adjournment thereof.
Record Date	Holders of record of ESG common stock at the close of business on Friday, March 15, 2002 will receive notice of and are entitled to vote at the meeting.
Annual Report	ESG's 2001 annual report on Form 10-K, which is not a part of the proxy soliciting material, is enclosed.
Proxy Voting
It is important that your shares be represented and voted at the meeting. We urge you to vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.
Margaret L. Webster, Company Secretary and General Counsel
Hamilton, Bermuda April 1, 2002

i

PROXY STATEMENT

ESG RE LIMITED

ANNUAL GENERAL MEETING OF SHAREHOLDERS

MAY 6, 2002

        We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual General Meeting of Shareholders and at any meeting following adjournment thereof. You are invited to attend the Annual General Meeting on Monday, May 6, 2002, at 9:00 a.m. The meeting will be held at the Hotel Ritz, Plaza de la Lealtad, 5, Madrid, Spain.

        We are first mailing this proxy statement and the accompanying forms of proxy on approximately April 1, 2002, to holders of ESG common stock on March 15, 2002, the record date for the meeting. The mailing address for the return of proxies in the enclosed postage paid envelope is Company Secretary, ESG Re Limited, P. O. Box 11083, New York, New York 10203, USA. A copy of ESG's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 is being mailed to shareholders together with this proxy statement.

Quorum and Required Vote

        The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors, without regard to the 10% voting limitation discussed below, is required to constitute a quorum at the meeting. If a quorum should not be present, we may adjourn the meeting until a quorum is obtained.

        Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        A plurality of the votes cast is required for the election of directors; that is, the nominee receiving the greatest number of votes will be elected. Abstentions and broker non-votes are not counted for purposes of electing directors.

        The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote is required to ratify Deloitte & Touche as our independent auditors and to approve the 2002 Stock Incentive Plan and the shareholder proposal. A broker non-vote is not counted for purposes of ratifying our independent auditors or approving the 2002 Stock Incentive Plan or the shareholder proposal.

Proxy Procedures

        Because many shareholders cannot attend the meeting in person, a large number of shareholders must be represented by proxy. Proxies in the form enclosed are solicited by or on behalf of our Board of Directors. The persons named in the form of proxy have been designated as your proxies by the Board of Directors. These people are:

  •
  John C Head III, Chairman of ESG's Board of Directors; and

  •
  Alasdair P. Davis, Chief Executive Officer of ESG.

        If you wish to appoint some other person to represent you at the Annual General Meeting, you may do so either by inserting that person's name in the blank space provided on the enclosed proxy card, or by completing another form of proxy and, in either case, delivering the completed proxy to the address indicated above before the Annual General Meeting. It is your responsibility to inform that person of this appointment, and that person must vote your shares in accordance with your instructions.

        If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the meeting.

Voting

        Holders of record of ESG common stock at the close of business on Friday, March 15, 2002, will receive notice of and are entitled to vote at the Annual General Meeting. Each share is entitled to one vote on each matter properly brought before the meeting, except that the voting power of any person, other than John C Head III and his associates, representing 10% or more of the beneficial ownership of our outstanding common stock will be reduced to an amount less than 10%, under a formula specified in ESG's Bye-Laws. Shares held by John C Head III and his associates are subject to a 25% voting limitation. On March 15, 2002, there were 11,831,818 shares of common stock outstanding.

        All shares entitled to vote and represented by properly completed proxies received before the meeting and not properly revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as our Board of Directors recommends.

Revocation

        You may revoke your proxy at any time before it is voted by:

  •
  delivering to the Company Secretary written notice that you are revoking your proxy;

  •
  submitting a properly-executed proxy bearing a later date; or

  •
  attending the Annual General Meeting and voting in person.

        Attendance at the Annual General Meeting by a shareholder who has given a proxy shall not in and of itself constitute a revocation of that shareholder's proxy.

Cost of Proxy Solicitation

        We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, facsimile or other electronic means. We will also request that banks, brokerage houses and other institutions, nominees or fiduciaries forward the proxy materials to the beneficial owners of record of the common shares. In accordance with the rules of the Securities and Exchange Commission, we will reimburse these banks, brokerage firms and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of our common stock.

PROPOSAL 1: ELECTION OF DIRECTORS

        In accordance with our Bye-Laws, our Board of Directors is divided into three classes, which are to be as evenly distributed as possible. Each class of directors serves for a three-year term. The current classes of the Board of Directors are as follows:

Class 1	John C Head III Anthony J. Hobson(1)	Term expires at the 2004 Annual General Meeting
Class 2	David C. Winn Alasdair P. Davis	Term expires at the 2002 Annual General Meeting
Class 3	Isao Kuzuhara David L. Newkirk	Term expires at the 2003 Annual General Meeting

(1)
Mr. Hobson was initially appointed by the Board of Directors in November 2001 to fill a vacancy created by the expansion of the Board of Directors. Under our Bye-laws, the initial term of any director appointed by the Board expires at the next Annual General Meeting. As a result, Mr. Hobson is required to stand for re-election at the 2002 Annual General Meeting.

        The Board is proposing the following nominees for election at this meeting:

Class 1	Anthony J. Hobson	Term expires at the 2004 Annual General Meeting
Class 2	Alasdair P. Davis David C. Winn	Term expires at the 2005 Annual General Meeting Term expires at the 2005 Annual General Meeting

        Mr. Hobson has accepted nomination to Class 1 and each of Messrs. Davis and Winn has accepted nomination to Class 2. Each nominee has consented to be named in this proxy statement and has agreed to serve as a Board member if elected, and the Board does not know of any reason why any of them would be unable to serve. If for any reason a nominee becomes unavailable or unable to serve before the annual meeting, the Board can either reduce its size or designate a substitute nominee. If the Board designates a substitute nominee, the persons named in the accompanying proxy will vote for such other nominee, if any, in their discretion as the Board or Directors recommends.

        The respective ages, positions with ESG, business experience, directorships in other companies and Board committee memberships of all nominees for election and of the continuing directors are described below.

        Election of directors at the Annual General Meeting will be decided by a plurality of votes cast.

Nominees for Election to Director:

Name	Age	Director Since	Position with ESG
Class 1 Director—To serve until the 2004 Annual General Meeting
Anthony J. Hobson(1)	54	November 2001	Director

Anthony J. Hobson retired as Chief Financial Officer of Legal & General Group plc in February 2001, having served in that position since 1986. In addition to serving on ESG's board, he serves as a non-executive director for HBOS Plc, Jardine Lloyd Thompson Group Plc, and Glascymall Cyfyngedig.
Class 2 Directors—To serve until the 2005 Annual General Meeting
Alasdair P. Davis	49	February 2001	Director, Chief Executive Officer

Alasdair P. Davis was appointed as Chief Executive Officer of ESG effective May 8, 2001. He joined ESG as Chief Underwriting Officer in January 2000 and became our Chief Operating Officer in November 2000. From 1996 to 2000, Mr. Davis was an underwriter with LDG Worldwide.
David C. Winn (1)(2)	52	May 2000	Director

David C. Winn is an independent management consultant. From August 2000 to August 2001, he was President—Europe for SiteSmith. From January 1995 to July 2000, Mr. Winn held several positions with IBM Personal Computer Company in Europe, the Middle East and Asia, including Executive, Financial Services, Business Innovations Services, from October 1999 to July 2000; Vice President, Marketing, from July 1997 to September 1999; and General Manager, Personal Computers, from January 1995 to June 1997.

Continuing Directors:

Name	Age	Director Since	Position
John C Head III(2)	53	August 1997	Director, Chairman of the Board

John C Head III has served as Chairman of the Board since ESG's inception in 1997. He also served as ESG's Chief Executive Officer from September 1999 to May 2001. He is currently an employee of ESG. Mr. Head has been a Managing Member of Head & Company L.L.C., an investment banking firm that, among other things, provides asset management services to ESG through its wholly-owned subsidiary Head Asset Management LLC, since 1987. Mr. Head is also a director of the mutual funds managed by FFTW, Inc. and other private companies.
Isao Kuzuhara(2)	65	May 2000	Director

Isao Kuzuhara is retired from The Dai-Tokyo Fire & Marine Insurance Company Ltd. Mr. Kuzuhara retired as Senior Managing Director of Dai-Tokyo in June 1998, a position he had held since June 1991. Mr. Kuzuhara served as a Director of Dai-Tokyo from 1983 to 1998.
David L. Newkirk(1)	49	December 1997	Director

David L. Newkirk has been a consultant with Booz-Allen & Hamilton International, Inc., since 1991. He was elected as a Vice President in 1991 and currently serves as a Senior Vice President, a position he has held since April 2001. In addition to his client work, Mr. Newkirk served as Director of European Operations from August 1999 to April 2001.

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

The Board of Directors unanimously recommends that you vote "FOR" the election of the three directors named above. Proxies will be voted "FOR" each of the foregoing nominees as a director of ESG unless otherwise specified in the proxy.

THE BOARD AND ITS COMMITTEES

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Special Committee, each of which reports to the Board of Directors. The Audit Committee consists of Messrs. Hobson, Newkirk and Winn. The Compensation Committee consists of Messrs. Head, Kuzuhara and Winn. The Special Committee consists of Messrs. Newkirk and Winn. The Board of Directors has not established a nominating committee. The Board of Directors is responsible for, among other things, the nomination of additional directors.

        The Board of Directors met four times in 2001. Each director attended 100% of the total number of board and committee meetings held during their tenure. The Audit Committee met five times in 2001, and the Compensation Committee met four times in 2001.

  Audit Committee

        The Audit Committee of the Board of Directors:

  •
  oversees our financial reporting process and internal control structure,

  •
  establishes standards for review of our compliance with applicable accounting and regulatory requirements,

  •
  meets with our management and independent auditors to review matters relating to the quality of financial reporting and internal accounting control, including the nature, extent and results of their audits, and

  •
  maintains communications between our independent auditors and our Board of Directors.

  Compensation Committee

        The Compensation Committee of the Board of Directors

  •
  oversees all compensation matters for executive officers and the Board of Directors,

  •
  reviews the performance of our executive officers, and

  •
  administers our 1997 Stock Option Plan and 2000 Restricted Stock Plan.

  Special Committee

        In September 1999, our Board of Directors formed a special committee of independent directors to review and recommend compensation for John C Head III, our Chief Executive Officer at that time. The special committee met twice in 2001 and took one action by written consent in 2001.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, and our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. In this context, the Audit Committee has:

  •
  reviewed and discussed ESG's 2001 audited financial statements with our management and our independent public accountants;

  •
  discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by SAS 61, Communication with Audit Committees, as currently in effect;

  •
  received from its independent auditors the written disclosures required by ISB Standard No. 1 and discussed with them their independence from ESG and our management; and

  •
  considered whether the independent auditors' provision of non-audit services to us is compatible with the auditors' independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that ESG's audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      David L. Newkirk—Chairman
                      Anthony J. Hobson
                      David C. Winn

Audit Committee Charter

        The Audit Committee reviewed its charter and, after appropriate review and discussion, reaffirmed the Audit Committee Charter without amendments. A copy of the Audit Committee Charter was attached as Exhibit A to the proxy statement for our 2001 Annual General Meeting.

Independence of Audit Committee Members

        Messrs. Newkirk, Hobson and Winn, each of who is a member of our Audit Committee, are independent as defined by applicable listing standards of the Nasdaq Stock Market.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

        The table below shows the beneficial ownership as of February 28, 2002 of ESG's voting securities by:

  •
  persons who beneficially own 5% or more of ESG's common shares,

  •
  each of our directors and the executive officers named in the Summary Compensation Table, and

  •
  our directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Beneficial Owner	Common Shares		Stock Options(1)		Class A Warrants(2)		Class B Warrants(2)		% of Class
John C Head III	3,076,147	(3)	728,010	(4)	1,267,759	(5)	276,240	(6)	37.9%
Madie Ivy 1330 Avenue of the Americas New York, New York 10019	2,711,880	(7)	540,510	(8)	1,267,759	(9)	276,240	(6)	34.5%
Vicuña Advisors LLC c/o Kenneth F. Cooper 230 Park Avenue, 7th Floor New York, New York 10169	1,129,600	(10)	—		—		—		9.5%
SC Fundamental Inc. c/o Peter M. Collery 712 Fifth Avenue, 19th Floor New York, New York 10019	1,023,800	(11)	—		—		—		8.7%
SAB Capital Partners, L.P. c/o Scott A. Bommer 650 Madison Avenue, 26th Floor New York, New York 10022	1,015,500	(12)	—		—		—		8.6%
Steven H. Debrovner	254,300		33,500		—		—		2.4%
David L. Newkirk	7,000	(13)	142,000		—		—		*
Margaret L. Webster	49,900		23,750		—		—		*
Alasdair P. Davis	32,500	(14)	25,250		—		—		*
Isao Kuzuhara	—		85,000		—		—		*
David C. Winn	—		85,000		—		—		*
Anthony J. Hobson	—		20,000		—		—		*
Mark E. Oleksik	—		5,000		—		—		*
Nik Scopes	—		2,625		—		—		*
All directors and executive officers (10 persons)									42.2%

*
Denotes beneficial ownership of less than 1%

(1)
Includes all options to purchase common stock vested or vesting within 60 days.

(2)
Class A Warrants and Class B Warrants are convertible into common stock.

(3)
Includes (a) 372,903 common shares held by Mr. Head; (b) 150,352 common shares held by Head Company Profit Sharing Plan, of which Mr. Head is a trustee; (c) 483,658 common shares held by HIIB III LLC, of which Mr. Head is a Managing Member; (d) 464,898 common shares held by

  HMI Partners LLC, of which Mr. Head is a Managing Member of the Managing Member; (d) 10,695 common shares held by the Head Family Foundation, of which Mr. Head is a trustee; (e) 5,348 common shares held by pension plan trusts of the Head Company, of which Mr. Head is a trustee; (f) 383,091 common shares held by a limited partnership, of which John C Head III is Co-Chief Executive Officer of the General Partner (g) 320,583 common shares held by Charles Partners L.P., of which Mr. Head is a Managing Member of the General Partner, (h) 812,505 common shares held by ESG Partners L.P., of which Mr. Head is a Managing Member of the General Partner, Heracles ESG LLC; and (i) 72,114 common shares held by trusts for the benefit of the children of Mr. Head and Ms. Ivy, of which Mr. Head disclaims beneficial ownership.

(4)
Includes: (a) exercisable options to purchase 187,500 common shares held by Mr. Head and (b) options to purchase 540,510 common shares held by trusts for the benefit of the children of Mr. Head and Ms. Ivy, of which Mr. Head disclaims beneficial ownership.

(5)
Includes Class A Warrants to purchase: (a) 885 common shares held by Mr. Head; (b) 14,154 common shares held by Head Company Profit Sharing Plan, of which Mr. Head is a trustee; (c) 1,083,975 common shares held by HMI Partners LLC, of which Mr. Head is a Managing Member of the Managing Member; (d) 1,415 common shares held by the Head Family Foundation, of which Mr. Head is a trustee; (e) 708 common shares held by pension plan trusts of the Head Company, of which Mr. Head is a trustee; (f) 61,568 common shares held by a limited partnership, of which John C Head III is Co-Chief Executive Officer of the General Partner (g) 103,638 common shares held by ESG Partners L.P., of which Mr. Head is a Managing Member of the General Partner, Heracles ESG LLC; and (h) 1,416 common shares held by trusts for the benefit of the children of Mr. Head and Ms. Ivy, of which Mr. Head disclaims beneficial ownership.

(6)
Consists of Class B Warrants to purchase 276,240 common shares held by HMI Partners LLC, of which Mr. Head and Ms. Ivy are the Managing Members of the Managing Member.

(7)
Includes (a) 8,636 common shares held by Ms. Ivy; (b) 150,352 common shares held by Head Company Profit Sharing Plan, of which Ms. Ivy is a trustee; (c) 483, 658 common shares held by HIIB III LLC, of which Ms. Ivy is a Managing Member; (d) 464,898 common shares held by HMI Partners LLC, of which Ms. Ivy is a Managing Member of the Managing Member; (d) 10,695 shared held by the Head Family Foundation, of which Ms. Ivy is a trustee; (e) 5,348 common shares held by pension plan trusts of the Head Company, of which Ms. Ivy is a trustee; (f) 383,091 common shares held by a limited partnership, of which Ms. Ivy is Co-Chief Executive Officer of the General Partner (g) 320,583 common shares held by Charles Partners L.P., of which Ms. Ivy is a Managing Member of the General Partner, (h) 812,505 common shares held by ESG Partners L.P., of which Ms. Ivy is a Managing Member of the General Partner, Heracles ESG LLC; and (i) 72,114 common shares held by trusts for the benefit of the children of Mr. Head and Ms. Ivy, of which Ms. Ivy disclaims beneficial ownership.

(8)
Includes options to purchase 540,510 common shares held by trusts for the benefit of the children of Mr. Head and Ms. Ivy. Ms. Ivy disclaims beneficial ownership of these shares.

(9)
Includes Class A Warrants to purchase: (a) 885 common shares held by Ms. Ivy; (b) 14,154 common shares held by Head Company Profit Sharing Plan, of which Ms. Ivy is a trustee; (c) 1,083,975 common shares held by HMI Partners LLC, of which Ms. Ivy is a Managing Member of the Managing Member; (d) 1,415 common shares held by the Head Family Foundation, of which Ms. Ivy is a trustee; (e) 708 common shares held by pension plan trusts of the Head Company, of which Ms. Ivy is a trustee; (f) 61,568 common shares held by a limited partnership, of which Ms. Ivy is Co-Chief Executive Officer of the General Partner (g) 103,638 common shares held by ESG Partners L.P., of which Ms. Ivy is a Managing Member of the

  General Partner, Heracles ESG LLC; and (h) 1,416 common shares held by trusts for the benefit of the children of Mr. Head and Ms. Ivy, of which Ms. Ivy disclaims beneficial ownership.

(10)
Vicuña Advisors LLC, a Delaware limited liability company has shared voting and shared dispositive power over 1,129,600 shares; Vicuña Partners LLC, a Delaware limited liability company has shared voting and shared dispositive power over 1,129,600 shares; Vicuña Capital I L.P., a Delaware limited partnership has sole voting and sole dispositive power over 834,640 shares; and WNP Investment Partnership L.P., a Delaware limited partnership has sole voting and sole dispositive power over 294,960 shares. The source of this information is the Schedule 13D/A filed as of November 27, 2001 by Vicuña Advisors LLC with the SEC.

(11)
SC Fundamental Value Fund, L.P., a Delaware limited partnership has sole voting power and sole dispositive power over 381,680 shares; SC Fundamental LLC, a New York limited liability company has shared voting and shared dispositive power over 381,680 shares; SC Fundamental Value BVI, Ltd., a British Virgin Islands company has sole voting and sole dispositive power over 622,120 shares; SC-BVI Partners, a Delaware partnership has shared voting and shared dispositive power over 622,120 shares; PMC-BVI, Inc., a Delaware corporation has shared voting and shared dispositive power over 622,120 shares; SC Fundamental Value BVI, Inc., a Delaware corporation has shared voting and shared dispositive power over 622,120 shares; Peter M. Collery, a United States citizen has sole voting and sole dispositive power over 20,000 shares and shared voting and shared dispositive power over 1,023,800 shares; Neil H. Koffler, a United States citizen has shared voting and shared dispositive power over 1,003,800 shares; and SC Fundamental LLC Employee Savings and Profit Sharing Plan, a Delaware entity has sole voting and sole dispositive power over 20,000 shares. The source of this information is the Schedule 13D/A filed as of October 22, 2001 by the entities with the SEC.

(12)
SAB Capital Partners, L.P., a Delaware limited partnership has shared voting and shared dispositive power over 536,910 shares and SAB Capital Partners II, L.P., a Delaware limited partnership has shared voting and shared dispositive power over 24,413 shares, together the "Partnerships;" SAB Capital Advisors, LLC, a Delaware limited liability company has shared voting and shared dispositive power over 561,323 shares, the "General Partner;" SAB Overseas Capital Management, L.P., a Delaware limited partnership has shared voting and shared dispositive power over 454,177 shares, the "Investment Manager," which serves as investment manager to and has investment discretion over the securities held by SAB Overseas Fund, Ltd., a Cayman Islands exempted company, "SAB Overseas;" SAB Capital Management, LLC, a Delaware limited liability company ("IMGP") has shared voting and shared dispositive power over 454,177 shares, which serves as the general partner to the Investment Manager; and Scott A. Bommer, a United States citizen has shared voting and shared dispositive power over 1,015,500 shares, who serves as the managing member of the General Partner and of the IMGP, with respect to shares of common stock directly owned by the Partnerships and SAB Overseas. The source of this information is the Schedule 13G/A dated February 14, 2002 filed by these entities with the SEC.

(13)
Includes 7,000 common shares owned by Mr. Newkirk's wife for the benefit of their children. Mr. Newkirk disclaims beneficial ownership of these shares.

(14)
Includes 1,000 common shares owned by Mr. Davis' wife and 500 common shares each owned by Mr. Davis' two daughters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Investment Advisory Agreement with Head Asset Management LLC

        We are a party to an Investment Advisory Agreement with Head Asset Management LLC, an affiliate of Head & Company, L.L.C. Mr. Head, the Chairman of our Board of Directors and our former CEO, controls Head Asset Management. For a description of this agreement, see "Compensation Committee Interlocks and Insider Participation" below.

  Deferred Compensation Plan for Executive Officers

        Some of our executive officers manage funds under our Deferred Compensation Plan. For a description of this arrangement, see "Compensation Committee Interlocks and Insider Participation" below.

  Divesture of Health Care Operations to Former Director

        We transferred all the assets of our health care segment and have made additional capital infusions to 4Sigma, a company owned and operated by former affiliates. John C Head III, the Chairman of our Board of Directors, is also an investor in 4Sigma. For a description of our relationship with 4Sigma, see "Compensation Committee Interlocks and Insider Participation" below.

  Employment Arrangements

        We have an employment agreement with our Chief Executive Officer, and had employment agreements with some of our other executive officers. For a description of these agreements, see "Employment Arrangements" below.

EXECUTIVE OFFICERS

        The table below sets forth the names, ages and titles of the persons who are currently executive officers of ESG:

Name	Age	Position
Alasdair P. Davis	49	Chief Executive Officer
Joe A. Quinn	35	Acting Senior Financial Officer
Nik Scopes	40	Chief Underwriting Officer
Margaret L. Webster	51	Chief Administration Officer, General Counsel and Company Secretary
Conor Heery	33	Corporate Controller and Chief Accounting Officer

        Alasdair P. Davis was appointed to the Board on February 1, 2001 and was elected Chief Executive Officer effective May 8, 2001. For his complete biography, see "Nominees for Election to Director."

        Joe A. Quinn joined ESG in March 2002 as Finance Director and was subsequently appointed Acting Senior Financial Officer. From February 2001 to December 2001, Mr. Quinn was with Baltimore Technologies Plc, serving as the Chief Financial Officer Designate for the period July 2001 to December 2001 and V.P. of Finance and Group Treasurer from February 2001 to July 2001. From January 1998 to February 2001, he was Director and Head of Finance and Treasury of the International Financial Services Centre of Diageo PLC. Before that, Mr. Quinn held several positions at Guinness PLC, including serving as Corporate Finance and Treasury Manager from April 1997 to January 1998 and Project Manager and General Manager of their International Financial Services Centre from May 1994 to April 1997.

        Nik Scopes has served as our Chief Underwriting Officer since September 2001. Mr. Scopes joined ESG in April 2000 as Senior Underwriting Officer of ESG Re Ireland and Chief Underwriter of Accent Europe Insurance Company Ltd., one of our subsidiaries. In April 2001, he assumed the position of Managing Director of Accent Europe Insurance Company Ltd. From November 1998 to March 2000, Mr. Scopes served as Medical Underwriter for LDG Re and from August 1993 to October 1998 as Deputy Medical Underwriter for Syndicate 490.

        Margaret L. Webster has been Chief Administrative Officer, General Counsel and Company Secretary since March 1999. From November 1997 to March 1999, Ms. Webster was V.P. Systems of Lincoln National Life Insurance in Ft. Wayne, Indiana. From 1995 to 1997, she was V.P. Systems of TIG Insurance Company in Dallas, Texas. Before that, Ms. Webster served in various positions, such as Attorney, V.P. of Human Resources, V.P. of Quality and Professional Standards at Alexander & Alexander in Baltimore, Maryland.

        Conor Heery joined ESG in October 1999 as Planning Manager and was promoted to Assistant Controller in April 2000. In March 2002, Mr. Heery was again promoted to the position of Corporate Controller and Chief Accounting Officer. From February 1996 to September 1999, Mr. Heery worked as a senior internal auditor for American International Group (AIG).

EXECUTIVE COMPENSATION

Summary Compensation Table(1)

Long-Term Compensation
Annual Compensation
$ Value of Restricted Stock Awards(4)
Name and Principal Position	Year	Salary(2)			Bonus		Other Annual Compensation(3)					Securities Underlying Options	All Other Compensation(5)
John C Head III(6) Chairman of the Board and former Chief Executive Officer	2001 2000 1999	$ $ $	471,332 80,001 26,667		$ $ $	— 1 1	$ $ $	— 5,000 —	$ $ $	— 1,225,000 588	(4) (7)	585,346 — 425,000	$ $ $	20,435 15,900 —
Alasdair P. Davis(8) Chief Executive Officer and former Chief Operating Officer	2001 2000 1999	$ $ $	300,000 210,000 —		$ $ $	— — —	$ $ $	25,249 23,000 —	$ $ $	— 42,000 —	(4)	75,000 23,000 —	$ $ $	8,123 5,607 —
Margaret L. Webster Chief Administrative Officer, General Counsel & Secretary	2001 2000 1999	$ $ $	300,000 216,000 210,000		$ $ $	— 35,000	$ $ $	65,000 65,000 9,512	$ $ $	— 87,500 588	(4) (7)	50,000 45,000 10,000	$ $ $	9,105 5,886 —
Steven H. Debrovner(9) former Executive—Special Projects and former Chief Executive of the Reinsurance Division	2001 2000 1999	$ $ $	225,000 360,000 420,000		$ $ $	— — 50,000	$ $ $	5,000 110,500 —	$ $ $	— 144,200 588	(4) (7)	15,000 74,000 22,500	$ $ $	1,050 — —
Nik Scopes Chief Underwriting Officer	2001 2000 1999	$ $ $	163,013 104,493 —	(10) (10)	$ $ $	21,587 — —	$ $ $	23,668 15,889 —	$ $ $	21,587 — —	(11)	7,500 3,000 —	$ $ $	— — —
Mark E. Oleksik(12) Senior Financial Officer	2001 2000 1999	$ $ $	144,000 24,000 —		$ $ $	— — —	$ $ $	38,749 800 —	$ $ $	— — —		10,000 10,000 —	$ $ $	4,709 780 —

(1)
Amounts paid in currencies other than U.S. dollars have been translated into U.S. dollars at the average translation rate for the year.

(2)
The amounts shown under "Salary" include amounts paid as deferred compensation for the following individuals:

  •
  John C Head III: $26,666 in 1999, $80,000 in 2000 and $88,000 in 2001. Payments based on a deemed annual salary of $400,000 for a portion of 1999 and for all of 2000 and on a deemed annual salary of $440,000 for 2001. His actual salary for 1999 and 2000 was $1.00.

  •
  Alasdair P. Davis: $12,500 in 2001. In lieu of amounts paid as deferred compensation, Mr. Davis received cash payments of $35,000 in 2000 and $37,500 in 2001.

  •
  Margaret L. Webster: $30,000 in 1999, $36,000 in 2000 and $50,000 in 2001.

  •
  Steven H. Debrovner: $120,000 in each of 1998 and 1999 and $60,000 in 2000.

  •
  Mark E. Oleksik: $4,000 in 2000 and $24,000 in 2001.

(3)
The amounts shown under "Other Annual Compensation" include payments for health insurance premiums and housing allowances for the following individuals:

  •
  John C Head III: $5,000 for health insurance premiums in 2000.

  •
  Alasdair P. Davis: $5,000 for health insurance premiums and $18,000 as a housing allowance in 2000; $5,000 for health insurance premiums and $20,249 as a housing allowance in 2001.

    •
    Margaret L. Webster: $9,512 for health insurance premiums in 1999; $5,000 for health insurance premiums and $60,000 as a housing allowance in 2000; $5,000 for health insurance premiums and $60,000 as a housing allowance in 2001.

    •
    Steven H. Debrovner: $5,000 for health insurance premiums and $105,000 as a housing allowance in 2000; $5,000 for health insurance premiums in 2001.

    •
    Nik Scopes: $577 for health insurance premiums and $15,312 as a housing allowance in 2000; $700 for health insurance premiums and $22,968 as a housing allowance in 2001.

    •
    Mark E. Oleksik: $800 for health insurance premiums in 2000; $5,000 for health insurance premiums and $33,749 as a housing allowance in 2001.

(4)
Dollar value of award of restricted stock, calculated by multiplying the closing market price of ESG's common shares of $3.50 on the date of grant, March 14, 2000, times the number of shares awarded. Dividends on the restricted stock, if any, will be paid in cash. The number of shares granted, the vesting schedule, and the number and value of aggregate restricted stock holdings as of December 31, 2001, valued at the closing price ($5.10) on that date are as follows:

Name	Total Shares Awarded	Vest Dates	Restricted Shares @ 12/31/2001	12/31/2001 $ Value
John C Head III	350,000	4/1/02 & 4/1/03	175,000	$892,500
Alasdair P. Davis	12,000	9/14/02 & 9/14/03	6,000	$30,600
Margaret L. Webster	25,000	9/14/02 & 9/14/03	12,500	$63,750

  Steven H. Debrovner forfeited his unvested restricted stock on December 31, 2001, the date of termination of his employment with ESG.

(5)
The amounts shown under "All Other Compensation" include payments for life and disability insurance premiums for the following individuals:

  •
  John C Head III: $15,900 in 2000 and $20,435 in 2001.

  •
  Alasdair P. Davis: $5,607 in 2000 and $8,123 in 2001.

  •
  Margaret L. Webster: $5,886 in 2000 and $9,105 in 2001.

  •
  Steven H. Debrovner: $1,050 in 2001.

  •
  Mark E. Oleksik: $780 in 2000 and $4,709 in 2001.

(6)
Mr. Head's tenure as Chief Executive Officer ended on May 7, 2001, but we have retained him as an employee.

(7)
Represents dollar value of award of 100 common shares granted by the Board of Directors on December 16, 1999, to each of the 91 full-time, active employees in ESG's Reinsurance Division in recognition of their service in 1999, calculated by multiplying the closing market price of ESG's common shares of $5.88 on the date of grant. These shares were restricted as to sale or transfer until July 1, 2000.

(8)
Mr. Davis became our Chief Executive Officer on May 8, 2001.

(9)
Mr. Debrovner's employment with ESG terminated on December 31, 2001. We had an employment agreement with Mr. Debrovner from 1997 to 2000. Under this agreement, he served as Chief Operating Officer from 1997 to November 1998 and as Chief Executive of ESG's Reinsurance Division from November 1998 to December 2000.

(10)
Includes contributions of $8,628 in 2000 and $13,460 in 2001 to the ESG Reinsurance Ireland Retirement and Death Benefit Scheme, a pension plan for our employees in Ireland.

(11)
Represents dollar value of award of 6,941 common shares earned in 2001, calculated by multiplying the closing market price of ESG's common shares of $3.11 on the date of grant, March 5, 2002. These shares are restricted as to sale or transfer until vested as follows: 1,736 shares vest on June 5, 2002; 1,736 shares vest on June 5, 2003; 1,735 shares vest on June 5, 2004; and 1,735 shares vest on June 5, 2005. The number and value of Mr. Scopes aggregate restricted stock holdings as of December 31, 2001 is zero because he did not receive a restricted stock grant until March 5, 2002.

(12)
Mark E. Oleksik served as ESG's Senior Financial Officer until March 31, 2002, when he resigned to return to the United States for personal reasons.

  Deferred Compensation Plan

        We provide retirement benefits to our executive officers and other designated employees under a Deferred Compensation Plan. Under this plan, ESG makes a contribution to a grantor trust on behalf of each participant, generally equal to 20% of the participant's annual base salary.

        Investments in the trust are directed by a committee selected by the Board of Directors and consisting of three or more directors, officers or employees. A participant's deferred compensation is distributed to him or her when he or she is no longer eligible to participate in the plan (generally, upon termination of employment or other fee-for-service relationship with ESG), in either a lump sum or three annual installments. During 2001, Messrs. Head, Davis and Oleksik and Ms. Webster participated in the Deferred Compensation Plan. The amounts paid into the plan for each participant for the years 2000 and 2001 are reflected in the footnotes to the Summary Compensation Table.

        Some of our executive officers or other individuals who are eligible to participate in the Deferred Compensation Plan may elect not to participate in the plan. We have, in the past, made quarterly or annual cash payments to these persons equal to the amount that we would have contributed under the Deferred Compensation Plan. During 2000 and 2001, Mr. Davis received cash payments in lieu of deferred compensation contributions.

OPTION GRANTS IN LAST FISCAL YEAR*

								Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year
Name					Exercise Price Per Common Share(1)		Expiration Date
								5%		10%
John C Head III(2)	375,000 100,000 61,264 49,082	(3) (4) (5) (5)	33.96 9.06 5.55 4.44	% % % %	$ $ $ $	2.1222 2.1222 3.464 4.3238	1/1/2011 1/1/2011 1/1/2011 1/1/2011	$ $ $ $	418,704 n/a n/a 164,684	$ $ $ $	1,263,814 n/a n/a 360,657
Alasdair Davis	75,000	(6)	6.79%			$2.38	2/16/2011		$96,376		$259,194
Margaret L. Webster	50,000	(6)	4.53%			$2.38	2/16/2011		$64,376		$172,796
Steven H. Debrovner	15,000	(7)	1.36%			$2.38	2/16/2006		$7,375		$18,655
Nik Scopes	7,500	(6)	.69%			$2.38	2/16/2011		$9,638		$25,919
Mark Oleksik	10,000	(6)	.90%			$2.38	2/16/2011		$12,850		$34,559

*
All option grants during 2001 were made under ESG's 1997 Stock Option Plan.

(1)
Under the 1997 Stock Option Plan, exercise prices are set at the discretion of the Compensation Committee. The exercise price of all options granted during 2001 was set at the fair market value of ESG's common stock, determined by taking the average of the closing prices of ESG's common stock on the 10 consecutive trading days before the grant date.

(2)
All of Mr. Head's options contain a "reload" feature, under which Mr. Head receives a new option grant in the amount of the number of shares tendered to pay the exercise price of these options. Any reload options have the same terms of the original options, except the exercise price on the reload options is set at the fair market value of ESG's common stock as of the date of exercise.

(3)
Vests 50% on January 15, 2002, 25% on January 15, 2003 and 25% on January 15, 2004.

(4)
Fully vested as of the date of grant. This option was assigned to trusts established for the benefit of the children of Mr. Head. On August 28, 2001, the trusts exercised this option.

(5)
In August 2001, Mr. Head, through trusts for the benefit of his children to which the option had been assigned, exercised the option for 100,000 shares granted January 1, 2001 by tendering 61,264 previously held shares. Under the "reload" feature of this option, a new option for 61,264 shares was granted to the trusts with an exercise price of $3.464 per common share. In December 2001, the trusts exercised the option for 61,264 shares by tendering 49,082 previously held shares. Again, under the reload feature of this option, a new option for 49,082 shares was granted to the trusts with an exercise price of $4.3238 per share.

(6)
Vest 25% on date of grant and 25% on each of the second, third and fourth anniversary dates of the date of grant.

(7)
Fully vested as of the date of grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

					Number of Shares Underlying Unexercised Options at December 31, 2001
							Value of Unexercised In-the-Money Options at December 31, 2001(1)
Name	Shares Acquired on Exercise		Value Realized
					Exercisable	Unexercisable	Exercisable	Unexercisable
John C Head III	161,264	(2)	$78,796	(3)	728,010	187,500	$596,622	$558,338
Alasdair P. Davis	—		—		24,500	73,500	$51,000	$153,000
Margaret L. Webster	—		—		23,750	71,250	$34,000	$102,000
Steven H. Debrovner	—		—		33,500	55,500	$40,800	$0
Nik Scopes	—		—		2,625	7,875	$6,000	$18,000
Mark E. Oleksik	—		—		5,000	15,000	$14,525	$43,575

(1)
Calculated based upon the difference between the fair market value of ESG's common shares at December 31, 2001 ($5.10) and the exercise price of the options.

(2)
In August 2001, Mr. Head, through trusts for the benefit of his children to which the option had been assigned, exercised an option for 100,000 shares granted January 1, 2001 by tendering 61,264 previously held shares. In December 2001, the trusts exercised an option for 61,264 shares by tendering 49,082 previously held shares. The trust's net increase related to these exercises was 50,198 shares—38,736 from the August 2001 exercise and 12,182 from the December 2001 exercise.

(3)
Value realized on option exercises calculated as follows: Gross number of shares received on exercise minus number of shares tendered in payment of exercise price equals net number of shares received; fair market value on date of exercise minus option exercise price equals incremental increase in value per share; net number of shares received times incremental increase in value per share equals value realized. This calculation does not take into account the original purchase price paid for the previously held shares tendered in payment of the exercise, which may have been higher than the fair market value on the date of exercise.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Under our charter, we are generally responsible for overseeing ESG's overall compensation philosophy and objectives and have specific responsibility for reviewing, approving, and monitoring the compensation program for senior executives. Our principal function is to ensure that ESG's compensation program is effective in attracting, retaining, and motivating key employees, that it reinforces long term business strategies as well as annual business objectives, rewards performance and generates wealth for shareholders. Our objective is to administer the program in a fair and equitable manner consistent with established policies and guidelines. We believe that ESG's total compensation package for executives should emphasize compensation plans which are linked to increased shareholder value and to measures which drive shareholder value.

        In determining what we deem to be appropriate types and amounts of compensation for senior executives, we consult from time to time with outside compensation consultants and review compensation data obtained from independent sources.

        The focus and mix of executive compensation elements and opportunities are tailored by individual position to reflect an appropriate balance among fixed and variable pay, short and long term focus and corporate accountability.

        We believe that ESG's objectives can be achieved by providing executives with a compensation package that consists of:

  •
  cash base salary determined by reviewing competitive market data for a comparative group in the markets in which ESG competes for people and business;

  •
  stock based incentive compensation;

  •
  medical, life, and disability coverage;

  •
  pension benefits structured as deferred compensation (see a description under "Deferred Compensation Plan" above); and

  •
  appropriate expatriate packages.

Stock Based Incentive Plans

        Stock based incentive compensation takes the form of stock option grants under the 1997 Stock Option Plan or restricted stock awards under the 2000 Restricted Stock Plan or both. Awards under these plans are generally made on an annual basis and may be included as a part of a new hire package.

        With respect to stock option awards, we have discretion with respect to the size, term, vesting, exercise price and other terms of each grant. The size of a stock option award is determined based on a number of factors, including position, purpose, performance to company and individual objectives, and comparative market data. Exercise price is set using the average of closing market price over a 10 day period prior to date of grant. The most typical term is 10 years and the most common vesting schedule is 25% on date of grant and 25% on each of the second, third and fourth anniversaries of the date of grant. Grants with terms and vesting provisions other than the most typical have been made when, in our best judgment, other terms or vesting schedules are better suited to the purpose or special circumstances of the grant.

        With respect to restricted stock awards, we have discretion with respect to the size, term, vesting and other terms of each grant. The size of a restricted stock award is determined based on a number of factors, including position, purpose, performance to company and individual objectives, and comparative market date. We set vesting schedules based on the purpose or special circumstances surrounding each grant.

        Options and restricted stock awards granted to ESG's executive officers are described in the Summary Compensation Table (and accompanying footnotes) and Option Grants in Last Fiscal Year table set forth above or in the description of employment arrangements below.

        Stock based incentives comprise a larger portion of the total compensation package for senior executives and proportionally less for middle and first tier management.

CEO Compensation

        Alasdair Davis was elected to serve as ESG's CEO in January 2001, and assumed that role in May 2001. Before assuming the CEO position, Mr. Davis served as ESG's Chief Operating Officer from November 2000 to May 2001, and Chief Underwriting Officer from January 2000 to November 2000. He replaced John C Head III, who had served as ESG's CEO since September 1999. For a discussion of Mr. Head's compensation, see the "Special Committee Report on Compensation of Chief Executive Officer."

        In January 2001, in anticipation of Mr. Davis' assuming the CEO position, the compensation committee set Mr. Davis' annual base salary at $250,000. His annual base salary as Chief Operating Officer had been $175,000. The compensation committee also approved an equity-based portion of Mr. Davis' compensation, consisting of options to purchase 75,000 shares of ESG's common stock. In addition, during 2001, Mr. Davis received additional cash compensation of $37,500 in lieu of a deferred compensation payment, and a contribution of $12,500 to the Deferred Compensation Plan.

        In setting Mr. Davis' compensation, the committee took into account Mr. Davis' extensive knowledge of the reinsurance business, particularly the underwriting process, and his credibility in the reinsurance industry, coupled with his relative inexperience in managing a public company. The Board had explored the possibility of recruiting a CEO from outside of ESG with public company management experience, and providing that recruit a compensation package more similar to the package it had provided for Mr. Davis' predecessor. Mr. Davis' unique skills and thorough knowledge about ESG's business, however, persuaded the Board that he was the best candidate for the CEO position.

        The compensation committee increased Mr. Davis's base salary to $360,000, which includes $60,000 in deferred compensation, effective January 2002. This increase in Mr. Davis' compensation reflects the critical role that he has played in ESG's improving financial performance and his increasing management skills. The compensation committee also offered Mr. Davis an incentive bonus for his performance in 2001, but he did not accept it.

        Mr. Davis currently has an employment agreement with ESG. This agreement provides, among other things, for special severance benefits and expires on January 1, 2003. For a more detailed description of Mr. Davis' employment agreement, see the section titled "Employment Arrangements."

* * * * *

        We believe that the best interests of ESG and its shareholders are being served by the executive compensation programs and policies currently in place. These programs encourage and promote the enhancement of shareholder value, and permit the exercise of our discretion in the design and implementation of compensation packages. We will continue to review these executive compensation objectives and practices periodically to determine what changes, if any, should be made to ensure success in attracting, retaining and motivating high caliber personnel with a focus on maximizing shareholder value.

                      Members of the Compensation Committee:
                      John C Head III—Chairman
                      Isao Kuzuhara
                      David C. Winn

SPECIAL COMMITTEE REPORT ON COMPENSATION OF FORMER CHIEF EXECUTIVE OFFICER

        In September 1999, the Board of Directors of ESG formed a special committee of independent directors to review the compensation of John C Head III and his employment arrangements with ESG. The special committee's principal function is to review Mr. Head's compensation to ensure that it is reasonable in light of the services he provides to ESG.

        Mr. Head became ESG's Chief Executive Officer in September 1999. At that time, ESG was under pressure to increase its profitability and the quality of its underwriting. The special committee, with assistance from an independent consultant, reviewed and negotiated Mr. Head's initial employment agreement to serve as CEO of ESG. That employment agreement set Mr. Head's annual base salary at $1, and provided for Mr. Head's compensation to consist almost exclusively of equity-based awards. The special committee believed that this equity-based compensation would align Mr. Head's interests closely with the interests of all of ESG's shareholders, and incentivize him to focus on increasing ESG's profitability.

        In December 2000, the special committee, again with the assistance of an independent consultant, renegotiated Mr. Head's employment agreement. The special committee approved a new employment agreement effective as of January 1, 2001. Under the 2001 agreement, Mr. Head received a more traditional compensation package, consisting of an annual base salary of $650,000 and the following equity awards:

  •
  Options to purchase 375,000 shares of common stock, vesting over a three-year period,

  •
  Options to purchase 100,000 shares of common stock, vesting upon grant,

  •
  Accelerated vesting schedule for 87,500 shares of restricted stock granted in 1999.

Each of these option awards contained a reload feature and each option award is described in greater detail under the tables entitled "Option Grants in Last Fiscal Year," "Summary Compensation Table" and "Employment Arrangements."

        In approving Mr. Head's new employment agreement, the special committee took into account (1) Mr. Head's individual contributions to ESG, including his special knowledge of and contacts in the reinsurance industry and financial community, (2) ESG's improving financial performance under Mr. Head's direction, (3) standard compensation packages for CEOs in the insurance and reinsurance industries, and (4) the expectation that Mr. Head would remain as Chairman of the Board but another CEO would be nominated. By approving this new employment agreement with Mr. Head before his first agreement expired, the special committee ensured the continuity of Mr. Head's services at a critical juncture for ESG.

        On May 7, 2001, as contemplated by the Board of Directors, Mr. Head resigned as Chief Executive Officer. His employment agreement terminated at that time, except with respect to his benefit package, which continued through December 31, 2001. Upon his resignation, the Board of Directors asked Mr. Head to continue as an employee of ESG at an annual base salary of $300,000, which includes $50,000 in deferred compensation, to perform the following duties:

  •
  assist with the transition of the CEO role to Alasdair Davis,

  •
  provide strategic financial advice and guidance to the Senior Financial Officer,

  •
  consult on strategic planning issues,

  •
  oversee ESG's investments in 4Sigma and German Assistance, and

  •
  oversee the operations of ESG's Georgian reinsurance operation, IMEDI L Insurance Company Limited

The special committee also offered Mr. Head an incentive bonus for his performance in 2001, but he did not accept it.

        In May 2002, Mr. Head's annual salary will again decrease to $180,000 per year, which includes $30,000 in deferred compensation. This decrease reflects Mr. Head's reduced role in assisting with the CEO transition, which should be largely completed by that time. Mr. Head will continue to provide advisory services after May 2002 in the areas described above. Mr. Head is eligible to receive a bonus on the same terms as other senior executives and continues to be eligible to participate in all benefit plans, including the Deferred Compensation Plan, and policies generally available to ESG employees.

                      Members of the Special Committee:
                      David L. Newkirk
                      David C. Winn

COMPENSATION OF DIRECTORS

        Directors who are employees of ESG or its subsidiaries are not paid any fees or additional compensation for services as members of the Board of Directors or any board committees. Directors who are not full-time employees of ESG or its subsidiaries are eligible to participate in the ESG Re Limited Non-Management Directors' Compensation and Option Plan. A total of 1,000,000 common shares may be issued under the Directors' Plan. Non-employee directors are compensated during each designated annual fee period. These fees may be:

  •
  paid in cash and/or common shares,

  •
  treated as deferred compensation indexed to the greater of (1) total return on the common shares or (2) the one-year U.S. treasury bill rate, or

  •
  paid in the form of stock options with a value, as determined by the Board, equal to two times the amount of fees that would otherwise be payable.

        Each annual fee period begins on the day of each Annual General Meeting of shareholders and ends on the day preceding the next Annual General Meeting of shareholders. Directors' shares granted under the Directors' Plan are subject to restrictions on transfer for six months after receipt. The exercise price of all options granted under the Directors' Plan was set at the fair market value of ESG's common stock, determined by taking the average of the closing prices of ESG's common stock on the 10 consecutive trading days before the grant.

        For services rendered from May 8, 2000 to May 7, 2001 (the "2000 Fee Period"), each of the non-employee directors elected to receive their fees in the form of options and received options exercisable for 40,000 common shares at an exercise price of $3.92.

        For services rendered from May 7, 2001 to May 6, 2002 (the "2001 Fee Period"), each of the non-employee directors elected to receive their fees in the form of options and received options exercisable for 40,000 common shares at an exercise price of $2.25.

        In addition to these fees, the Directors' Plan provides for non-employee directors to receive automatic annual awards of options to purchase 5,000 common shares, or another amount as the Board may determine, at an exercise price per common share equal to the fair market value per common share on the date of grant at the end of each Fee Period. On May 8, 2000, Mr. Newkirk received an automatic annual award of options to purchase 5,000 common shares at an exercise price of $3.92. On May 7, 2001, Messrs. Kuzuhara, Newkirk and Winn received an automatic annual award of options to purchase 5,000 common shares at an exercise price of $2.25. Non-employee directors who have served for less than a full year preceding the date of the annual grant will receive a pro rata grant. The Board also has discretionary authority to:

  •
  award additional options to (a) the Chairman of the Board, (b) the Committee Chairperson and (c) members of the Board of Directors or the Supervisory Boards of any of ESG's subsidiaries, and

  •
  grant options to permit a non-employee director to reacquire any common shares delivered as payment of the exercise price or to satisfy any withholding obligation in connection with the exercise of an option.

        All options granted to non-employee directors are 100% vested at the time of grant and are exercisable for 10 years from the date of grant. Common shares issued on exercise of options under the Directors' Plan may be authorized but unissued common shares, treasury shares or shares purchased by ESG on the open market or in private transactions. Options granted under the Directors' Plan are non-transferable, except in limited circumstances in the Board's discretion as described in the Directors' Plan.

        The Board of Directors may amend or terminate the Directors' Plan at any time. However, any amendment for which shareholder approval is required by law will not be effective until approval has been attained.

        We reimburse all of our directors for travel and other related expenses incurred in attending meetings of the Board of Directors or board committees.

EMPLOYMENT ARRANGEMENTS

        Our Board of Directors has endorsed a management policy to eliminate the use of employment agreements, except in limited circumstances, or unless required by local law. We currently have an employment agreement with Alasdair P. Davis, our Chief Executive Officer, and we have notified him of our intention not to renew his employment agreement.

        During 2001 and part of 2002, we also had employment agreements, which have now terminated, with:

  •
  John C Head III, Chairman of the Board of Directors

  •
  Margaret L. Webster, Chief Administrative Officer, General Counsel and Secretary

  •
  Nik Scopes, Chief Underwriting Officer

        Alasdair Davis.    We entered into an employment agreement effective January 17, 2000, with Mr. Davis for a three-year term to serve as Chief Underwriting Officer. Effective May 8, 2001, Mr. Davis assumed the position of Chief Executive Officer. Mr. Davis' initial annual base salary of $175,000 under the employment agreement was increased to $250,000 as of January 1, 2001, and to $300,000 as of January 1, 2002. Mr. Davis is entitled to participate in all bonus and incentive plans and is entitled to all benefits generally available to ESG's senior executives. Mr. Davis' employment agreement automatically renews for one-year periods unless either party gives notice one year before renewal. We have given notice to Mr. Davis that his employment agreement will terminate due to non-renewal in January, 2003. If we terminate Mr. Davis' employment before January 2003 without cause, or Mr. Davis terminates the employment agreement for a good reason, as defined in the employment agreement, Mr. Davis is entitled to receive his then current base salary for the greater of the remainder of the term or one year. If Mr. Davis' employment is terminated within one year of a change of control, as defined in the employment agreement, in addition to the payments called for under the employment agreement applicable to the term of the termination, he will be entitled to a lump sum payment which, when added to the present value of all other benefits or payments, equals three times his base salary.

        John C Head III.    We entered into an employment agreement with Mr. Head to serve as our Chief Executive Officer in September 1999. When this agreement expired on December 31, 2000, we entered into a new employment agreement with Mr. Head to continue his services as our Chief Executive Officer. The new agreement became effective January 1, 2001. Under the new employment agreement, Mr. Head received the following benefits:

  •
  An annual base salary of $650,000, pro rated through April 30, 2001.

  •
  A stock option grant for 100,000 common shares, vesting upon grant, at an exercise price of $2.1222 per share.

  •
  A stock option grant for 375,000 common shares, vesting 50% on January 15, 2002; 25% on January 15, 2003; and 25% on January 15, 2004, at an exercise price of $2.1222 per share.

  •
  Acceleration of the vesting schedule for the restricted stock award granted to Mr. Head in March 2000 under his first employment agreement, from June 1, 2001, June 1, 2002 and June 1, 2003 to April 1, 2001, April 1, 2002 and April 1, 2003.

This employment agreement is no longer in force. Although Mr. Head no longer serves as our Chief Executive Officer, he remains an employee of ESG, and receives the following benefits:

  •
  Continued participation in any bonus or incentive plans available to our senior executives.

  •
  Continued participation in our Deferred Compensation Plan with a contribution equal to 20% of his base salary each year.

  •
  Disability and life insurance.

  •
  Annual salary of $250,000 until May 1, 2002, to be reduced to $150,000 annually thereafter.

For more information about Mr. Head's compensation, see the "Special Committee Report on Compensation of Former Chief Executive Officer."

        Margaret L. Webster.    We entered into an employment agreement with Ms. Webster for a three year term to serve as Chief Administrative Officer, General Counsel and Company Secretary effective as of March 1, 1999. Ms. Webster's initial annual base salary was $180,000 and was increased to $250,000 as of January 1, 2001. Her annual base salary remains the same for 2002. Ms. Webster is entitled to participate in all benefit plans generally available our senior executives. Ms. Webster's employment agreement terminated due to non-renewal by ESG on February 28, 2002.

        Nik Scopes.    In April 2000, we entered into an employment agreement with Mr. Scopes for a two-year period to serve as Chief Underwriting Officer of Accent Europe Insurance Company Ltd., one of our subsidiaries. Mr. Scopes initial annual base salary was $143,798. This amount was increased to $147,898 on January 1, 2001 and currently is $152,863 as of September 1, 2001. In April 2001, Mr. Scopes assumed the role of Managing Director of Accent Europe Insurance Company Ltd. and became Chief Underwriting Officer of ESG in September 2001. Mr. Scopes' employment agreement terminated due to non-renewal by ESG in April 2002.

Applicable Broad-based Policies

        Each of our employees, including our executive officers, is eligible for benefits under several policies governing general employment issues such as holidays, vacations, confidentiality, and severance upon change of control.

Change of Control Severance Plan

        Our Change of Control Severance Plan applies to all of our employees, including our executive officers. Employees whose employment with ESG terminates within one year of a change of control:

  •
  for death, disability, separation, or

  •
  due to resignation for good reason, which includes a reduction in salary or responsibilities, relocation or any other significant adverse change in the employee's position,

are entitled to one month's severance benefit for each year of service up to a maximum benefit of six months. The severance benefit consists of (1) the employee's regular monthly base salary, (2) one-twelfth of the employee's average annual bonus received over the preceding three years, and (3) an amount equal to the monthly aggregate value to the employee of medical, dental, vision, life insurance, travel accident, and disability insurance benefits offered by ESG. Our Board of Directors has designated some employees to receive an alternate benefit, based on their position within the company. These designations consist of levels 1 - 3:

  •
  Employees in level 1 will receive a severance benefit equal to 12 times the employee's regular monthly base salary.

  •
  Employees in level 2 will receive a severance benefit equal to 24 times the sum of: (1) the employee's regular monthly base salary and (2) one-twelfth of the employee's average bonus received over the preceding three years.

  •
  Employees in level 3 will receive a severance benefit equal to 36 times the sum of: (1) the employee's regular monthly base salary, (2) one-twelfth of the employee's average bonus received over the preceding three years and (3) the monthly aggregate value to the employee of medical, dental, vision, life insurance, travel accident, and disability insurance benefits offered by ESG. Messrs. Davis, Oleksik, and Scopes, and Ms. Webster are Level 3 employees

Our Board of Directors may revise or rescind these designations at any time except after a change of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee are John C Head III, Isao Kuzuhara and David C. Winn. Neither Mr. Kuzuhara nor Mr. Winn is an executive officer or employee of ESG or any of its subsidiaries.

  Investment Advisory Agreement with Head Asset Management LLC

        We are a party to an Investment Advisory Agreement with Head Asset Management LLC, an affiliate of Head & Company, L.L.C. Under this agreement, Head Asset Management supervises and directs the investment of our asset portfolio in accordance with investment objectives and guidelines that we have established. Mr. Head, the Chairman of our Board of Directors and our former CEO, controls Head Asset Management. ESG is the principal client of Head Asset Management. Under our Investment Advisory Agreement with Head Asset Management, we pay fees quarterly in arrears equal to:

  •
  0.20% per year of the first $150 million or less of the market value of the managed assets, and

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  0.15% per year of the managed assets in excess of $150 million.

        We may terminate the Investment Advisory Agreement upon five days written notice, and Head Asset Management may terminate the agreement upon 90 days written notice. We paid $321,637 in fees to Head Asset Management LLC in 2001, and $404,000 in 2000. From time to time, we obtain fee estimates from unrelated third parties to manage our asset portfolio.

        The Audit Committee of our Board of Directors periodically reviews ESG's investment policies and arrangements to ensure that they are consistent with our overall goals, strategies and objectives. Overall investment guidelines are approved by the Audit Committee to ensure appropriate levels of portfolio liquidity, credit quality, diversification and volatility. In addition, beginning in 2002, the Audit Committee will review the portfolio's exposure to capture any potential violations of investment guidelines. The Audit Committee will also review our investment advisory relationship with Head Asset Management LLC in the context of ESG's other banking relationships to determine whether changes should be made to any of these relationships.

  Deferred Compensation Plan for Executive Officers

        John C Head III, Margaret L. Webster and Alasdair P. Davis manage the funds under our Deferred Compensation Plan and do not receive any fees for these services.

  Divesture of Health Care Operations to Former Director

        From December 1998 through June 2000, we operated IPT GmbH and later VBB Bermuda Limited, subsidiaries that provided disease management services in Germany. These services, which included physician referrals, a medical information hotline, second opinion services, cardiac rehabilitation and access to disease management advisors, comprised the health care segment of our business.

        Effective as of June 30, 2000, we transferred all the assets of our health care segment to 4Sigma. These assets had a book value of $8 million at the time of transfer. In exchange for the transferred assets, we received 8,000,000 shares of Series A preferred stock, representing a 69% equity interest in 4 Sigma. In addition, affiliates of John C Head III, the Chairman of our Board of Directors, invested $3.0 million in cash in exchange for a 28% equity interest in 4Sigma. Dr. Gerald Moeller, a director of ESG from July 1999 to August 2000 and the president of our health care division from July 1999 to June 2000, also invested $400,000 in cash in exchange for a minority equity interest in 4Sigma. The board members of 4Sigma include John C Head III, Dr. Gerald Moeller and Dr. Herbert Palmberger, who also serves as outside counsel to ESG in Germany.

        In November 2001, we committed to make an additional capital infusion in 4Sigma of $1.8 million, in increments of $100,000 as funds are needed by 4Sigma, in exchange for 1.8 million shares of Series E preferred stock. Mr. Head has also committed to invest an additional $1.2 million in cash in 4Sigma on these same terms and conditions. We evaluate our investment in 4Sigma periodically.

        On December 31, 2001, we wrote off the Series A preferred stock representing our initial $8.0 million investment in 4Sigma. For a further discussion of our investment in 4Sigma, see Note 11 to our 2001 Consolidated Audited Financial Statements.

  Employment Arrangements

        We have an employment agreement with our Chief Executive Officer, and had employment agreements with some of our other executive officers. For a description of these agreements, see "Employment Arrangements" above.

PERFORMANCE GRAPH

        The graph below compares the cumulative shareholder return on ESG's common shares to the return on the Standard & Poor's Insurance Stock Price Index and the Wilshire 5000 Stock Price Index from January 1, 1998 through December 31, 2001, assuming $100 was invested on January 1, 1998. Each measurement point on the graph represents the cumulative shareholder return from January 1, 1998 to the measurement point date, as measured by the last sale price on that date. As of December 31, 2001, the cumulative shareholder return on ESG's common shares was (76%), compared with the cumulative return on the Standard & Poor's Insurance Stock Price Index of 33.26% and the Wilshire 5000 Stock Price Index of 15.16%.

Comparison of Cumulative Total Shareholder Return

PROPOSAL 2:
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee recommended, and the Board of Directors proposes and recommends, that the shareholders ratify the selection of the firm of Deloitte & Touche LLP to serve as our independent auditors until the close of the 2003 Annual General Meeting of Shareholders.

        Deloitte & Touche LLP has served as our independent auditors since our inception in August 1997. A representative from Deloitte & Touche LLP will attend the Annual General Meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote "FOR" ratifying the selection of Deloitte & Touche LLP as ESG's independent auditor.

Fees Billed by the Independent Auditors

        The following table shows the aggregate fees billed by Deloitte & Touche LLP, our independent auditors, for the fiscal year ended December 31, 2001.

Audit Fees	$503,063	(1)
Financial Information Systems Design and Implementation Fees	$93,966	(2)
Audit Related Fees	$174,322	(3)
All Other Fees	$579,351	(4)
TOTAL	$1,350,702
Percentage of Leased Employees	0

(1)
Includes reimbursement of out-of-pocket expenses of $50,276.

(2)
Includes reimbursement of out-of-pocket expenses of $693.

(3)
Includes reimbursement of out-of-pocket expenses of $8,539.

(4)
Includes reimbursement of out-of-pocket expenses of $34,327.

PROPOSAL 3: DIRECTORS
PROPOSAL TO APPROVE
THE ESG RE LIMITED 2002 STOCK INCENTIVE PLAN

        We are asking shareholders to approve a new stock incentive plan, the ESG Re Limited 2002 Stock Incentive Plan. This new plan will replace our existing stock option plan, under which only 294,929 shares remain for grant. The 2002 Stock Incentive Plan allows a committee of our Board of Directors, or the entire Board, to grant stock options and other awards to employees, officers, consultants and directors. We are asking shareholders to approve the 2002 Stock Incentive Plan to ensure that we comply with the rules of the Nasdaq Stock Market relating to "broadly-based" plans, and to allow us to issue incentive stock options under section 422 of the Internal Revenue Code. The new plan is an important element in our efforts to recruit and retain the talent we need to maintain and improve our competitive position.

        If approved by shareholders, the new plan will become effective on May 6, 2002, or sooner if the Board of Directors determines. The new plan, which was approved by the Board of Directors, provides for the issuance of up to 2,000,000 shares.

Summary of the New Plan

        Purpose.    The purpose of the new plan is to:

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  attract, retain and reward valuable personnel,

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  give participants an additional incentive to contribute to the success of the company, and

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  align the economic interests of employees, officers, directors and consultants with those of ESG and our shareholders.

        Administration.    The new plan will be administered by the compensation committee of ESG's Board of Directors. The committee has full power to interpret the plan, and its decisions will be final and binding upon all participants.

        Eligibility.    Any employee, officer, consultant or director of ESG or any of its subsidiaries will be eligible to participate in the new plan. ESG has approximately 140 employees, five officers, six consultants and four non-employee directors.

        Types of Awards.    The new plan permits the committee to grant a variety of equity-based awards, as follows:

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  stock options, including incentive stock options,

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  stock appreciation rights and dividend equivalent rights,

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  performance units and performance shares,

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  share awards,

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  phantom stock, and

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  restricted stock.

        Number of Shares.    Under the new plan, 2,000,000 shares will be available for the grant of options and awards. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares with respect to which options and stock appreciation rights may be granted to any individual during any calendar year is 500,000. The maximum number of shares with respect to which restricted stock awards may be granted under the new plan is one-third of the total shares available. The maximum dollar amount or fair market value of shares with respect to which performance awards may be granted to an individual under the new plan is $1,000,000. If any outstanding option or award expires or terminates, the shares allocable to the unexercised portion of that option or award may again be available for purposes of options and awards under the new plan. If an option is exercised by tendering shares, those shares will be added to the pool of available shares under the new plan.

        Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    In the event of any stock split, stock dividend, spin-off, reclassification, recapitalization or other similar event affecting ESG's common stock, adjustments may be made in the number of shares and or purchase price of stock underlying options and other awards. Any such adjustment will be made by the committee, whose determination shall be final.

        Amendment and Termination.    The Board of Directors may amend or terminate the new plan at any time, as long as the amendment or termination does not negatively affect any options or awards that have previously been granted under the plan without the consent of the holder. Furthermore, no amendment or termination may deprive any holder of any shares which he or she may have acquired through or as a result of the plan. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by the stockholders of ESG. If it is not terminated earlier by the Board of Directors, the new plan will terminate on the tenth anniversary of the date of its adoption by the Board, March 5, 2002, and no option or award may be granted after that date.

        Grant Agreements.    Each option and award under the new plan will be evidenced by an agreement that describes the terms of the grant. Under the new plan, the committee has the authority to, among other things: (1) select the individuals to whom options and awards will be granted, and (2) determine the type, size and the terms and conditions of options and awards.

        Termination of Employment.    Under the new plan, the committee has the authority to establish the terms for treatment of options and awards upon a termination of employment.

Stock Options

        Exercise price and vesting.    The exercise price of any option granted under the new plan must be set at or above the fair market value of ESG's common stock on the date of grant. Each option will vest on the dates and in the installments that the committee determines. In the discretion of the committee, the exercise price of any option may be paid (1) in cash, (2) by transferring shares to ESG that have been held for at least six months before the option exercise, or (3) by a combination of those methods or other methods permitted by the committee in its discretion. In addition, options may be exercised through a registered broker-dealer using any cashless exercise procedures which are, from time to time, deemed acceptable by the committee.

        Effect of change in control.    All outstanding options will become fully vested and exercisable upon a change in control, which generally occurs, subject to some exceptions, upon:

  •
  the acquisition by any person or entity of 20% or more of ESG's outstanding common stock,

  •
  a change in the composition of a majority of ESG's Board of Directors,

  •
  a merger, acquisition or similar transaction resulting in ownership by ESG stockholders after the transaction of 50% or less of the new entity,

  •
  a dissolution or liquidation of ESG, or

  •
  a sale of all or substantially all of ESG's assets.

        Also, upon a change in control, holders may surrender their outstanding options for a cash payment equal to the current value of the option. The committee may accelerate the exercisability of any option at any time.

        Term.    Stock options will have a maximum term of ten years.

        Transferability.    Options are not transferable except by will or the laws of descent and distribution or under to a domestic relations order. Options may be exercised during the optionee's lifetime only by the optionee or his or her guardian or legal representative. The committee may, however, provide in the option agreement that the option may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of his or her immediate family members and to partnerships in which those family members and/or trusts are the only partners.

        Termination of employment.    The committee will determine, and will provide in the option agreement, the terms and conditions applicable to the option upon a termination or change in the status of the employment or service of the optionee by ESG.

Stock Appreciation Rights (SARs)

        The new plan permits the granting of SARs either in connection with the grant of an option or as a freestanding right. An SAR permits a grantee to receive upon exercise of the SAR, cash and/or shares, at the discretion of the committee, in an amount equal in value to the excess, if any, of the per share fair market value on the exercise date over the per Share fair market value on the date of grant (or option exercise price in the case of an SAR granted in connection with an option). When an SAR is granted, however, the committee may establish a limit on the maximum amount a grantee may receive on exercise. The committee will decide at the time the SAR is granted the date or dates at which it will become vested and exercisable.

Dividend Equivalent Rights (DERs)

        DERs represent a right to receive all or some portion of the cash dividends that are or would be payable with respect to shares. DERs may be granted in tandem with any award under the new plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related award. DERs may be settled in cash, shares or a combination of cash and shares, in single or multiple installments, as the committee determines.

Restricted Stock

        The committee will determine the terms of each restricted stock award at the time of grant, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. In addition, at the time of grant, the committee, in its discretion, may decide: (1) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions lapse, (2) whether any deferred dividends will be reinvested in additional shares or held in cash, (3) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock and (4) whether any stock dividends paid will be subject to the restrictions applicable to the restricted stock award. Unless otherwise provided at the time of grant, the restrictions on the restricted stock will lapse upon a change in control. Shares of restricted stock are non-transferable until all restrictions on them have lapsed.

Performance Units and Performance Shares

        Performance units and performance shares will be awarded as the committee determines, and the vesting of performance units and performance shares will be based upon specified performance objectives to be determined by the committee, among which are: revenue, net income, operating income, earnings, net earnings, share price, cash flow, EBITDA, total shareholder return, total shareholder return relative to peers, financial returns (including, without limitation, return on assets, return on equity and return on investment), cost reduction targets, customer satisfaction, customer growth, employee satisfaction, pre-tax profits, net earnings, or any combination of the foregoing. Performance objectives (and underlying business criteria, as applicable) may be in respect of: (1) the performance of ESG, (2) the performance of any of its subsidiaries, (3) the performance of any of its divisions, (4) a per share basis, (5) a per subscriber basis, or (6) any combination of the foregoing. Performance objectives may be absolute or relative (to prior performance of ESG or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The formula for determining performance objectives may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, and foreign exchange impacts. The performance objectives with respect to a performance cycle will be established in writing by the committee by the earlier of (x) the date on which a quarter of the performance cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

        Upon granting performance units or performance shares, the committee may provide the manner in which performance will be measured against the performance objectives, or may adjust the performance objectives as set forth above. Performance units may be denominated in dollars or in shares, and payments in respect of performance units will be made in cash, shares, shares of restricted stock or any combination of the foregoing, as determined by the committee. The agreement evidencing the award of performance shares or performance units will state the terms and conditions thereof, including those applicable in the event of the grantee's termination of employment. In the event of a change in control, all or a portion of the performance units will vest and the restrictions on all or a portion of the performance shares will lapse, in either case as determined by the committee, at the time of grant and as provided in the agreement awarding the performance shares or performance units.

Other Stock-Based Awards; Phantom Stock

        The committee may, in its discretion, grant other share awards on terms and conditions determined by the committee in its sole discretion. Share awards may include grants of phantom stock. Upon the vesting of a phantom stock award, the grantee will be entitled to receive a cash payment in respect of each share of phantom stock which will be equal to the fair market value of a share as of the date the phantom stock award was granted, or on another date selected by the committee in its discretion at the time the phantom stock award was granted. The committee may, in its discretion, at the time a phantom stock award is granted, provide a limitation on the amount payable in relation to each share of phantom stock. In lieu of a cash payment, the committee may, in its discretion, settle phantom stock awards with shares having a fair market value equal to the cash payment to which the grantee has become entitled.

U.S. Federal Income Tax Consequences

        The following is a brief description of the current U.S. federal income tax treatment that will generally apply to awards under the new plan made to participants who are subject to U.S. income tax. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

        Options.    The grant of a non-qualified option will not result in taxable income to the optionee. The optionee will generally realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares. Gains or losses realized by the optionee upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares being equal to the fair market value of the shares at the time of exercise.

        The grant of an incentive stock option will not result in taxable income to the optionee. The exercise of an incentive stock option will generally not result in taxable income to the optionee. However, for purposes of the alternative minimum tax, the exercise of an incentive stock option will be treated as an exercise of a non-qualified stock option. Accordingly, the exercise of an incentive stock option may result in an alternative minimum tax liability.

        The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of the shares acquired upon the exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of excise of the option will generally be capital gain.

        If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to those shares upon such exercise.

        Special rules may apply in the case of an optionee who is subject to Section 16 of the Exchange Act.

        Stock Appreciation Rights.    The grant of an SAR will not result in taxable income to the grantee. The amount of any cash (or the fair market value of any shares) received upon the exercise of a SAR under the new plan will be includible in the grantee's ordinary income. Gains and losses realized by the grantee upon disposition of any shares received on the exercise of an SAR will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Dividend Equivalent Rights.    A grantee recognizes ordinary income with respect to DERs in an amount equal to any cash received or the fair market value of any shares received in settlement of the dividend equivalent rights.

        Restricted Stock.    A grantee will not recognize taxable income upon the grant of restricted stock, and the recognition of any income will be postponed until such shares are no longer subject to the restriction or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the restricted stock at the time that the restrictions lapse. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. A grantee may elect pursuant to section 83(b) of the Internal Revenue Code to be taxed at the time of the grant of restricted stock and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such shares.

        Performance Shares and Performance Units.    Generally, a grantee will not recognize any taxable income upon the award of performance share or performance units. At the time performance shares vest or the grantee receives a distribution with respect to performance units, the fair market value of the vested shares or the amount of any cash or shares received in payment for such awards generally is taxable to the grantee as ordinary income.

        Withholding of Taxes.    ESG may withhold from any cash payments to participants in order to satisfy withholding tax requirements. In addition, a grant agreement may allow an optionee to have shares withheld upon exercise to satisfy tax withholding requirements.

        Section 280G of the Internal Revenue Code.    Under certain circumstances, the accelerated vesting or exercise of options or SARs, or the accelerated lapse of restrictions with respect to other awards, in connection with a change of control (as defined in the new plan) of ESG might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax.

        Tax Advice.    The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the new plan. A optionee or grantee may also be subject to state and local taxes in connection with the grant of awards under the new plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

New Plan Benefits

        Because benefits granted under the new plan will depend on a variety of factors, and will be made in the committee's discretion, it is not possible to determine the benefits that will be received by executive officers, directors and other employees if the new plan is approved by the shareholders.

Other Matters

        The Board has not determined what action it will take if the new plan is not approved by shareholders, although it does have the power to make the plan effective, provided it does not grant incentive stock options, and monitors the plan to ensure that it is "broadly-based" under the rules of the Nasdaq Stock Market.

        A copy of the new plan was filed electronically with the Securities and Exchange Commission with this proxy statement, and is attached to this proxy statement as Exhibit A.

The Board of Directors recommends that shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxies.

SHAREHOLDER PROPOSAL

        Several of our shareholders, Vicuña Advisors LLC, Vicuña Partners LLC, Vicuña Capital I L.P. and WNP Investment Partnership, L.P., have given notice of their intention to propose the following resolution for consideration at the Annual General Meeting. These shareholders have represented to us that they are the beneficial owners of approximately 1,129,600 shares of our common stock, that they have held these shares continuously for more than one year before notice of their intent, and have pledged to hold the minimum number of shares required until the Annual General Meeting of shareholders at which their proposal will be presented.

        "RESOLVED, that the shareholders of ESG Re Limited (the "Company") hereby request that the Company's Board of Directors (the "Board") take the necessary steps to establish a performance-based senior executive compensation system that focuses the five most highly-paid members of management, including the Chairman of the Board (the "Chairman"), on advancing the long-term success of the Company, where demonstration that such steps have been taken is provided in the Compensation Committee Report included in the Company's Proxy Statement furnished in connection with the Annual General Meeting of Shareholders by identifying specific performance criteria, including the duties and responsibilities unique to each member of management (including the Chairman) relative to the compensation of such member, and explain why they have been selected, identifying the specific target level that must be achieved to satisfy that performance criteria, and ranking each performance factor in order of importance, as well as identifying the weight attached to each factor.

"Supporting Statement"

        "The Company's long-term success depends on the ability of the Board and senior management to establish and implement a strategic plan that ensures the Company's long-term success. The best way to ensure proper focus on fulfilling this strategic plan is through a performance-based executive compensation system that generously rewards superior performance. Specific financial and non-financial performance criteria should be selected to focus the five most highly-paid members of management on advancing the long-term success of the Company. Accountability must be the cornerstone of this system.

        "Our opinion is that too often, though, the executive compensation system may reward average or below average performance and does not motivate senior management to excel. We believe the Company's executive compensation system is indicative of this type of counterintuitive system. We believe that rather than challenging the Company's executives to achieve superior performance, enormous compensation packages, including massive stock option grants and severance benefits, effectuate significant and unjustifiable transfer of wealth from shareholders to managers. We believe that such a system is not in the Company's shareholders' interest.

        "Effective January 1, 2001, the Company's Chairman and CEO, John C. Head III, entered into a subsequent employment contract to act as CEO on a part-time basis. The compensation payable under this contract included a salary of $650,000 in cash and the granting of 475,000 stock options (amounting to 4% of the Company's common shares outstanding), in addition to other benefits. On January 31, 2001 the Company announced that Mr. Head would resign as CEO in May 2001. Notwithstanding the resignation, Mr. Head retained his stock options and is receiving an annual salary of $250,000 in his capacity as Chairman. His tenure as CEO began in September 1999 and Mr. Head presided over a period during which the fortunes of the Company declined dramatically, as evidenced by both the Company's stock performance and the drop in book value per share. Mr. Head's remuneration is an example of the Company's current executive compensation system failing to adequately compensate senior management on achieving long-term success.

        "We urge you to vote for this proposal."

RESPONSE OF THE BOARD OF DIRECTORS TO SHAREHOLDER PROPOSAL

        Our Board of Directors recommends a vote against the proposal for the following reasons:

        (1)  Our Board of Directors believes that the executive compensation program currently in place is effective and properly motivates executives to advance our long term success. The Compensation Committee is charged with the responsibility of designing and regularly reviewing the elements of total compensation to ensure that they are effective in attracting, retaining and motivating key employees and that the compensation program reinforces business strategies which promote the Compensation Committee's primary objective of enhancing shareholder value. In carrying out its responsibilities, the Compensation Committee considers competitive market data for a comparator group which reflects the markets in which we compete for business and people. With respect to the most senior members of management, which may not represent the most-highly compensated members of the entire management team, under the current executive compensation program, a significant portion of their total compensation comes in the form of stock based incentives. Achievement of annual business objectives results in awards of stock options and/or restricted stock awards. In order for these individuals to realize the value associated with these awards, there must be an increase in shareholder value. It is through these awards that the interests of the senior executives are inextricably tied to increases in shareholder value.

        (2)  As noted in the Compensation Committee report above, the objective of our existing executive compensation program is the enhancement of shareholder value. This objective can best be achieved in a company of our size by allowing the Compensation Committee to have the discretion and flexibility needed to react to changes both within the company and in the markets in which we conduct business. One of our competitive advantages is our ability to react quickly to these changes through our use of a flexible, multi-role teamwork approach. While a rigid assignment of roles and responsibilities, with the associated performance targets and complex valuation formulas, may work well in a large, bureaucratic organization, it would be costly and counterproductive for us. The focus would be shifted to accomplishing specific goals rather than on the broader objective of maximizing shareholder value in an ever changing marketplace.

        (3)  Our Board of Directors has requested shareholder ratification of the adoption of the 2002 Stock Incentive Plan which will enable the Compensation Committee to continue to include stock based compensation such as stock options and restricted stock awards to senior executives and employees. The 1997 Stock Option Plan and 2000 Restricted Stock Plan have both had the effect of reinforcing the relationship of incentive compensation to shareholder value creation and focusing executives on a time frame longer than one year. The discretion afforded the Committee under these plans has proven valuable in tailoring compensation to the needs of a particular situation. Our Board's recommendation for approval of the new 2002 Stock Incentive Plan is evidence of its commitment to linking executive compensation with shareholder value.

        (4)  The level of detail to be provided in the Compensation Committee report as requested by the proponent would put us at a competitive disadvantage. This would require a disclosure of financial and operational details and plans that is more specific than what is contained in our public disclosures and those of our competitors. Furthermore, the SEC instructions relating to the content of the Compensation Committee's report expressly provide that disclosure of target levels of performance related factors is not required if the disclosure would have an adverse effect on us.

        (5)  In proponents supporting statement, there is great emphasis placed on the compensation awarded to Mr. Head for his services as Chief Executive Officer and how this compensation package is indicative of the failure of the current compensation program to adequately compensate senior management for achieving long-term success. We believe that the compensation paid to Mr. Head proves just the opposite. For the first 16 months of his full time service, Mr. Head was compensated solely with stock options and restricted stock awards. By their very nature, stock options are geared toward long term growth. The 10 year term of the option allows a long window of opportunity and the basic assumption underlying options is that as time goes on and market value increases, the option becomes more valuable. While there was some immediate value to Mr. Head in the restricted stock award, the fact that these shares were not available to him until incrementally vested over a three year period limited his ability to realize that value immediately, included the risk of loss of value during the vesting period, and afforded him the opportunity to increase the value he would realize by focusing on increasing shareholder value during the vesting period. Failure on his part to focus on long term growth and increasing shareholder value meant at the very least a diminution and possible elimination of all compensation for this 16 month period. The compensation awarded him under the second agreement included a cash base salary and two stock options, one of which was immediately vested and one of which did not vest at all for the first 2 years. Again, a significant portion of his compensation for full time services was tied to an increase in shareholder value. Any programs or policies which he put in place during this period must be focused on long term growth or the value of his compensation was again diminished or eliminated.

        It is the opinion of our Board that our performance in 2001 demonstrates that the current executive compensation program adequately aligns executive and shareholder interests and focuses executives on our long term success.

        Approval of this resolution requires the affirmative vote of a majority of the shares present or represented and voting at the meeting.

The Board of Directors unanimously recommends that you vote "AGAINST"
the shareholder proposal

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based on our review of copies of Forms 3, 4 and 5 furnished to us since January 1, 2001, all of our directors and executive officers have timely reported all transactions to the SEC.

MISCELLANEOUS

        Whether or not you plan to attend the Annual General Meeting, we urge you to sign, date and return the enclosed proxy card in the envelope provided. In order to avoid unnecessary expense, we ask your cooperation in mailing your proxy card promptly, no matter how large or how small your holdings may be.

        At the date of this proxy statement, management has no knowledge of any business, other than that described herein, which will be presented for consideration at the Annual General Meeting. In the event any other business is properly presented at the Annual General Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment.

        Proposals shareholders wish to include in the ESG's proxy statement for the 2003 Annual General Meeting of Shareholders must be sent to 16 Church Street, Hamilton, HM11 Bermuda and received by us:

  •
  no later than December 2, 2002, if the proposal is submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934

  •
  between February 5, 2003 and March 7, 2003, if the proposal is submitted under ESG's Bye-laws, in which case we are not required to include the proposal in our proxy materials.

                      By order of the Board of Directors

                      Margaret L. Webster
                       Company Secretary

Hamilton, Bermuda
April 1, 2002

EXHIBIT A

ESG RE LIMITED

2002 STOCK INCENTIVE PLAN
(As Adopted May 6, 2002)

ESG RE LIMITED
2002 STOCK INCENTIVE PLAN

        1.    Purpose.

        The purpose of this Plan is to strengthen ESG Re Limited, a Bermuda company (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Units and Performance Shares, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined).

        2.    Definitions.

        For purposes of the Plan:

        "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

        "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this Agreement, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by representation on the board of directors, management committee or similar governing body, by contract or otherwise.

        "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

        "Award" means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

        "Board" means the Board of Directors of the Company.

        "Cause" means:

          (a)  in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause," the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

          (b)  in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses) provided, however, that following a Change in Control clause (i) of this Section shall not constitute "Cause."

        "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

        "Change in Control" shall mean the occurrence of any of the following:

          (a)  an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, (iii) a John Head Entity, or (iv) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b)  the individuals who, as of May 6, 2002, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger which results in a Parent corporation, the board of directors of the ultimate Parent Corporation (as defined in paragraph (c)(i)(A) below); provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least three- fourths of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle a Proxy Contest; or

          (c)  the consummation of:

              (i)  a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

              (A)  the stockholders of the Company, immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and,

              (B)  the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no

      Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and

              (C)  no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation;

            (ii)  a complete liquidation or dissolution of the Company; or

            (iii)  the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

        "Company" means ESG Re Limited.

        "Director" means a director of the Company.

        "Disability" means:

          (a)  in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

          (b)  the term "Disability" as used in the Company's long-term disability plan, if any; or

          (c)  in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

        "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

        "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

        "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" on any date means the closing price at the close of the primary trading session of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing price at the close of the primary trading session on such date as quoted on the Nasdaq Stock Market or such other market in which such prices are regularly quoted, or, if there has been no such closing price with respect to Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

        "Grantee" means a person to whom an Award has been granted under the Plan.

        "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

        "John Head Entity" means John C Head III or any of his Affiliates or Relatives.

        "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

        "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

        "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

        "Optionee" means a person to whom an Option has been granted under the Plan.

        "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

        "Performance Awards" means Performance Units, Performance Shares or either or both of them.

        "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

        "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

        "Performance Objectives" has the meaning set forth in Section 10.

        "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.

        "Performance Units" means Performance Units granted to an Eligible Individual under Section 10.

        "Person" means any individual, partnership, firm, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

        "Phantom Stock" means a right granted to an Eligible Individual under Section 12 representing a number of hypothetical Shares.

        "Plan" means the ESG Re Limited 2002 Stock Incentive Plan, as amended and restated from time to time.

        "Relative" with respect to any natural person, means (i) the spouse, sibling, parent, child or other blood or in-law family members within the fourth degree, in a direct or collateral line, of such natural person; (ii) a trust solely for the benefit of such natural person or any of the individuals referred to in clause (i); (iii) the guardian, estate or conservator of such natural person or any of the individuals referred to in clause (i); and (iv) any corporation, partnership, limited liability company or other entity all of the outstanding equity interests of which are owned, directly or indirectly, by such natural person or the individuals or entities referred to in clauses (i), (ii) or (iii).

        "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

        "Share Award" means an Award of Shares granted pursuant to Section 11.

        "Shares" means the common stock, par value $1.00 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

        "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

        "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

        "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

        "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

        3.    Administration.

          3.1  The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; provided, however, that, (A) if the Committee consists of less than the entire Board, then with respect to any Option or Award to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

          3.2  No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.3  Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

            (a)  determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

            (b)  select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

            (c)  to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

            (d)  to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

            (e)  to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

            (f)    generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        4.    Stock Subject to the Plan; Grant Limitations.

          4.1  The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,000,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 10.1(b)). The maximum number of Shares that may be the subject of Options and Awards granted to an Eligible Individual in any one calendar year period may not exceed 500,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,000,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2  Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

            (a)  In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

            (b)  In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

          4.3  Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

          4.4  In no event may more than 1,000,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan.

        5.    Option Grants for Eligible Individuals.

          5.1    Authority of Committee.    Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

  Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

          5.2    Exercise Price.    The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          5.3    Maximum Duration.    Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4    Vesting.    Subject to Section 6.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

          5.5    Deferred Delivery of Option Shares.    The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

          5.6    Limitations on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

        6.    Terms and Conditions Applicable to All Options.

          6.1    Non-Transferability.    No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          6.2    Method of Exercise.    The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee for six months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation § 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine in the case of options that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          6.3    Rights of Optionees.    No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          6.4    Effect of Change in Control.    In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (b) the aggregate exercise price for such Shares under the Option or portion thereof surrendered.

        7.    Stock Appreciation Rights.

        The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section, be subject to the same terms and conditions as the related Option.

          7.1    Time of Grant.    A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

          7.2    Stock Appreciation Right Related to an Option.

            (a)    Exercise.    A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement.

            (b)    Amount Payable.    Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

            (c)    Treatment of Related Options and Stock Appreciation Rights Upon Exercise.    Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          7.3    Stock Appreciation Right Unrelated to an Option.    The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that the Committee may provide that Stock Appreciation right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee's death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          7.4    Non-Transferability.    No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

          7.5    Method of Exercise.    Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          7.6    Form of Payment.    Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

          7.7    Effect of Change in Control.    In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash in an amount equal to the excess, if any, of (a) the greater of (i) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (ii) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (b) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised.

        8.    Dividend Equivalent Rights.

        Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award or as a separate Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

        9.    Restricted Stock.

          9.1    Grant.    The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section.

          9.2    Rights of Grantee.    Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          9.3    Non-transferability.    Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

          9.4    Lapse of Restrictions.

            (a)    Generally.    Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

            (b)    Effect of Change in Control.    Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

          9.5    Treatment of Dividends.    At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

          9.6    Delivery of Shares.    Upon the lapse of the restrictions on Shares of Restricted Stock, the Company shall maintain the Shares in book-entry form, provided however, that if the Grantee so requests, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares.

        10.    Performance Awards.

          10.1    Performance Units.    The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.3(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

            (a)    Vesting and Forfeiture.    Subject to Sections 10.3(c) and 10.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

            (b)    Payment of Awards.    Subject to Section 10.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

          10.2    Performance Shares.    The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

            (a)    Rights of Grantee.    The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the

    Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

            (b)    Non-transferability.    Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.2(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

            (c)    Lapse of Restrictions.    Subject to Sections 10.3(c) and 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

            (d)    Treatment of Dividends.    At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

            (e)    Delivery of Shares.    Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          10.3    Performance Objectives

            (a)    Establishment.    Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) sales, or (vii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

            (b)    Effect of Certain Events.    At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

            (c)    Determination of Performance.    Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

          10.4    Effect of Change in Control.    In the event of a Change in Control, unless otherwise determined by the Committee and set forth in the Agreement evidencing the Award:

            (a)  With respect to Performance Units, the Grantee shall (i) become vested in all outstanding of the Performance Units as if all Performance Objectives had been satisfied at the maximum level and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control.

            (b)  With respect to Performance Shares, all restrictions shall lapse immediately on all outstanding Performance Shares as if all Performance Objectives had been satisfied at the maximum level.

            (c)  The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof), if any, which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

          10.5    Non-transferability.    Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

        11.    Other Share Based Awards.

          11.1    Share Awards.    The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

          11.2    Phantom Stock Awards.

            (a)    Grant.    The Committee may, in its discretion, grant shares of Phantom Stock to any Eligible Individuals. Such Phantom Stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Agreement.

            (b)    Payment of Awards.    Upon the vesting of a Phantom Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted, or such other date as determined by the Committee at the time the Phantom Stock

    Award was granted. The Committee may, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. In lieu of a cash payment, the Committee may settle Phantom Stock Awards with Shares having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

        12.    Effect of a Termination of Employment.

        The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

        13.    Adjustment Upon Changes in Capitalization.

          (a)  In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any one calendar year period, (iv) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable, and (v) the Performance Objectives.

          (b)  Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

          (c)  If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

        14.    Effect of Certain Transactions.

        Subject to Sections 6.4, 7.7, 9.4(b) and 10.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section shall be conclusively presumed to be appropriate for purposes of Section 10.

        15.    Interpretation.

        Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

          (a)  The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (b)  Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

        16.    Termination and Amendment of the Plan or Modification of Options and Awards.

          16.1    Plan Amendment or Termination.    The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

            (a)  no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

            (b)  to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

          16.2    Modification of Options and Awards.    No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

        17.    Non-Exclusivity of the Plan.

        The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        18.    Limitation of Liability.

        As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (a)  give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (b)  give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (c)  limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (d)  be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

        19.    Regulations and Other Approvals; Governing Law.

        19.1  Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the Bermuda without giving effect to conflicts of laws principles thereof.

        19.2  The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        19.3  The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

        19.4  Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

        19.5  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

        20.    Miscellaneous.

          20.1    Multiple Agreements.    The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

          20.2    Withholding of Taxes.

            (a)  At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

            (b)  If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          20.3    Effective Date.    The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of Bermuda within twelve (12) months of the adoption of the Plan by the Board.

IMPORTANT: PLEASE ACT PROMPTLY. VOTE, DATE, SIGN AND MAIL YOUR PROXY CARD TODAY.

Dear Shareholder:

        Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

        No matter how many shares you own, your vote is important. Voting can also help your Company save money. To hold a meeting, a quorum must be represented. Voting can save your Company the expense of another solicitation for proxies required to achieve a quorum.

        Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

        Your vote must be received prior to the Annual General Meeting of Shareholders, May 6, 2002.

        Thank you in advance for your prompt consideration of these matters.

                      Sincerely,

                      ESG Re Limited

ESG RE LIMITED

Annual General Meeting of Shareholders—May 6, 2002
Proxy Solicited on Behalf of the Board of Directors

The undersigned shareholder of ESG Re Limited (the "Company") hereby appoints John C Head III and Alasdair P. Davis, and each of them, proxies of the undersigned, with full power of substitution to each, to vote as indicated herein, all of the shares of the Company standing in the name of the undersigned at the close of business on Friday, March 15, 2002, at the 2002 Annual Meeting of Shareholders of ESG Re Limited to be held at The Hotel Ritz, Plaza de la Lealtad, 5 Madrid, Spain, Monday, May 6, 2002, at 9:00 a.m., and at any adjournment or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY, OR ON BEHALF OF, THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4 UNLESS OTHERWISE INDICATED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint Owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	ESG RE LIMITED P.O BOX 11083 NEW YORK, N.Y. 10203-0083

DETACH PROXY CARD HERE

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☐	(Please sign, date and return this proxy card in the enclosed envelope.)	☒ Votes MUST be indicated (x) in Black or Blue ink.
1.	Election of Directors
	FOR ALL NOMINEES	☐ WITHHOLD ☐	FOR ONE NOMINEE	☐
Class 1 Director
Anthony J. Hobson
Class 2 Directors
Alasdair P. Davis David C. Winn

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For One Nominee" and strike a line through the name of the other nominee(s) for whom you do not wish to vote "FOR". Your shares will be voted for the remaining nominee(s).
		FOR	AGAINST	ABSTAIN
2.
	Ratification of the appointment of Deloitte & Touche as independent auditors for the Company for the fiscal year ended 2002 and referral of the determination of auditors' remuneration to the Board of Directors.	☐	☐	☐
3.	Approval of the Company's 2002 Stock Incentive Plan.	☐	☐	☐
4.	Approval of a Shareholder Proposal recommending the adoption of a performance-based senior executive compensation system.	☐	☐	☐
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment(s) thereof.
To change your address, please mark this box.				☐

S C A N L I N E

Please sign exactly as your name(s) appear(s)on the books of the Company, Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
Date	Share Owner sign here	Co-Owner sign here

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TABLE OF CONTENTS
PROPOSAL 1: ELECTION OF DIRECTORS
THE BOARD AND ITS COMMITTEES
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SPECIAL COMMITTEE REPORT ON COMPENSATION OF FORMER CHIEF EXECUTIVE OFFICER
COMPENSATION OF DIRECTORS
EMPLOYMENT ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
Comparison of Cumulative Total Shareholder Return
PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
PROPOSAL 3: DIRECTORS PROPOSAL TO APPROVE THE ESG RE LIMITED 2002 STOCK INCENTIVE PLAN
SHAREHOLDER PROPOSAL
RESPONSE OF THE BOARD OF DIRECTORS TO SHAREHOLDER PROPOSAL
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MISCELLANEOUS
2002 STOCK INCENTIVE PLAN (As Adopted May 6, 2002)
ESG RE LIMITED 2002 STOCK INCENTIVE PLAN
ESG RE LIMITED Annual General Meeting of Shareholders—May 6, 2002 Proxy Solicited on Behalf of the Board of Directors